SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

ROCHDALE INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

July 11, 2005

To: Shareholders of the Portfolios of Rochdale Investment Trust:

Rochdale Large Growth Portfolio Rochdale Large Value Portfolio Rochdale Mid/Small Growth Portfolio Rochdale Mid/Small Value Portfolio	Rochdale Atlas Portfolio Rochdale Dividend & Income Portfolio Rochdale Intermediate Fixed Income Portfolio Rochdale Darwin Portfolio

Dear Shareholder:

Under the leadership of Carl Acebes and Garrett D’Alessandro, Rochdale Investment Management LLC (“Rochdale”) provides investment management services to the Rochdale Investment Trust, a mutual fund registered under the Investment Company Act of 1940 (“Investment Company Act”). Rochdale provides day to day investment management for each of the separate investment portfolios that comprise Rochdale Investment Trust, in accordance with the terms of an investment advisory agreement that has been in effect since the Trust’s inception in 1998.

Since its inception in 1986, Rochdale has been a wholly-owned subsidiary of Rochdale Corporation. Rochdale Corporation has proposed a restructuring of its ownership of Rochdale and certain other of its subsidiaries. As a result of the restructuring, members of the Firm’s management team will acquire indirect equity interests in Rochdale’s investment advisory business. In particular, Mr. D’Alessandro, who is the CEO & President of Rochdale and President of the Trust, will acquire an ownership interest commensurate with the management responsibilities that he has carried out since 1996.

We at Rochdale believe that this is an extremely positive development that will enhance our ability to serve the Trust and strengthen our management team. Importantly, the restructuring will not result in any change in the services provided to the Trust, the investment advisory or management team that provide them or the actual control of the Advisor’s operations or management. Rochdale has been advised, however, that under technical provisions of the Investment Company Act, the transfer of 25% or more of the voting interests in an advisory firm could be construed as an “assignment” by such a firm of its investment advisory responsibilities - an event that would terminate the agreement pursuant to which such firm provides advisory services to a mutual fund.

To ensure that the provision of investment management services to Rochdale Investment Trust is not disrupted, Rochdale is requesting that shareholders of each of the Portfolios approve a new advisory agreement (“Proposed New Agreement”). The new agreement will not result in any material change in the quality or scope of the services provided by Rochdale to the Portfolios or the fees to which Rochdale is entitled for its services. This important matter will be taken up at a Special Meeting of Shareholders of Rochdale Investment Trust to be held on August 11, 2005 (“Special Meeting”). While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by signing the Proxy Ballot Card enclosed with the Proxy Statement that accompanies this letter, instruct us to cast votes on their behalf. Simply follow the instructions printed on the Proxy Ballot Card itself. Even if you plan to attend the Special meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card. This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.

More information about Rochdale’s management team, the terms of the Proposed New Agreement and the factors considered by the Board of Trustees of Rochdale Investment Trust in approving the Proposed New Agreement is included in the enclosed proxy statement. We have also prepared the brief Q & A Summary, which is attached to this letter for your convenience.

We urge you to read the accompanying materials carefully, to cast your vote “FOR” the proposal presented and to return your Proxy Ballot Card promptly. If you have additional questions, we invite you to contact the Trust toll-free at 1-800-245-9888. As always, we appreciate your continued confidence and support.

Sincerely,

Rochdale Investment Management LLC

2

Question and Answer Summary

Q.    WHY IS A NEW INVESTMENT MANAGEMENT AGREEMENT BEING PROPOSED AT THIS TIME?

A.    Since the commencement of the Trust’s operations in 1998, the Trust and its Portfolios have been provided with investment management services by Rochdale Investment Management LLC (“Rochdale” or the “Advisor”). In connection with a planned restructuring of Rochdale’s ownership structure, the Trust’s Board of Trustees (“Board”) has approved a new investment advisory agreement (“Proposed New Agreement”) to replace the advisory contract (“Current Contract”) pursuant to which Rochdale currently serves. The Special Meeting is being held to obtain the approval of the Trust’s shareholders for the Proposed New Agreement. In order to ensure that the provision of advisory services to the Portfolios is not disrupted pending shareholder action, the Trust will enter into an interim advisory agreement with Rochdale (“Interim Agreement”); the Interim Agreement will become effective at the same time as the restructuring and may remain in effect for no more then 150 days. It is anticipated that the restructuring will become effective on or about July 12, 2005.

Q.   WILL THE PROPOSED AGREEMENT CHANGE THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT IN ROCHDALE INVESTMENT TRUST OR THE SERVICES PROVIDED TO ROCHDALE INVESTMENT TRUST BY ROCHDALE?

A.    The Proposed New Agreement is, in all material respects, the same as the Current Contract, save for those terms that relate to contract duration. The fees and expenses associated with your investment in the Trust will NOT change under the Proposed New Agreement. You will find a table that compares the most important provisions of these agreements later in this Proxy Statement; a copy of the Proposed New Agreement appears in Appendix A.

Q.    HAS THE BOARD APPROVED THE PROPOSED NEW AGREEMENT AND HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.    The Board of Trustees has approved the Proposed New Agreement and recommends that you vote “FOR” its approval. You will find a summary of the Board’s consideration of this matter later in this Proxy Statement.

Q.    MUST THE SHAREHOLDERS OF ALL OF THE PORTFOLIOS OF THE TRUST APPROVE THE PROPOSED AGREEMENT IN ORDER FOR IT TO BE IMPLEMENTED?

A.    Under the Investment Company Act, the approval of the holders of a majority of the outstanding shares of a Portfolio must be obtained in order for the Proposed New Agreement to be implemented with respect to that Portfolio. Accordingly, the Proposed New Agreement may be implemented with respect to fewer than all of the Portfolios. If the Proposed New Agreement is not approved with respect to one or more of the Portfolios, the Board of Trustees will meet to determine how best to ensure that the interests of such portfolios are safeguarded.

Q.     WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.    In order to conduct the Special Meeting, a quorum must be present, in person or by proxy. In the event that not enough shareholders return the enclosed Proxy Ballot Card to achieve a quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Rochdale Investment Trust
570 Lexington Avenue
New York, New York, 10022-6837
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 2005
__________________________________________________

A special meeting of the shareholders of Rochdale Investment Trust (the “Trust”) will be held on August 11, 2005 at 10:00 a.m. eastern time (the “Special Meeting”) at the Trust’s offices at 570 Lexington Avenue, New York, New York, for the following purposes:

1.	To approve or disapprove a new Investment Advisory Agreement between the Trust and Rochdale Investment Management.
2.	To consider such other business as may properly come before the Special Meeting.

Shareholders of record at the close of business on May 31, 2005 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Please indicate your voting instructions on the enclosed Proxy Ballot Card. Sign, date and return your Proxy Ballot Card in the envelope provided. Even if you plan to attend the meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card. This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting. If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Board of Trustees

New York, New York
July 11, 2005

ROCHDALE INVESTMENT TRUST
______________________________________________
PROXY STATEMENT
______________________________________________
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 2005

This Proxy Statement is furnished in connection with a solicitation of proxies made by the Board of Trustees of Rochdale Investment Trust (the “Trust”), the offices of which are located at 570 Lexington Avenue, New York, New York 10022, to be used at the special meeting of the Trust’ shareholders (the “Special Meeting”) to be held on August 11, 2005, at 10:00 a.m. Eastern time, at the Trust’s offices.

The Trust is a mutual fund registered under the Investment Company Act of 1940 (“Investment Company Act”) and is comprised of eight separate investment portfolios (collectively, the “Portfolios”). Shareholders of each of the Portfolios as of May 31, 2005 (“Record Date”) are entitled to vote at the Special Meeting. Persons and groups known by management to own beneficially 5% or more of the Record Date Shares of each of the Portfolios are listed in this Proxy Statement under the heading “Other Matters.” The Trust’s Portfolios, together with the number of voting securities outstanding (“Record Date Shares”) for each of the Portfolios as of the Record Date, are set forth in the table below.

Portfolio	Record Date Shares	Portfolio	Record Date Shares
Rochdale Large Growth Portfolio	1,185,322.717	Rochdale Atlas Portfolio	2,121,759.447
Rochdale Large Value Portfolio	996,714.589	Rochdale Dividend & Income Portfolio	1,143,533.733
Rochdale Mid/Small Growth Portfolio	789,897.009	Rochdale Intermediate Fixed Income Portfolio	838,511.446
Rochdale Mid/Small Value Portfolio	662,856.206	Rochdale Darwin Portfolio	162,051.957
Total Record Date Shares for all Portfolios:	7,900,647.104

The presence of the holders of 40% of the Record Date Shares of the Trust (or of each Portfolio where votes are to be counted on a portfolio by portfolio basis), represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. The affirmative vote of a majority of the outstanding voting securities of the Trust’s Portfolios is required in order for the Proposed Agreement to be approved with respect to that Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities.

This solicitation of proxies is made primarily by the mailing of this Proxy Statement with its enclosures. The date of the first mailing is expected to be on or about July 11, 2005. Supplementary solicitations may be made by mail and telephone and by personal contact by employees and officers of the Trust or the Advisor, without separate compensation. All costs associated with this proxy solicitation will be paid by the Advisor. In some instances, supplementary solicitations may be made by securities dealers through which shares of the Trust have been sold and will be made at their own expense.

If you execute and return the enclosed form of proxy (“Proxy Ballot Card”) you may nevertheless revoke your proxy at any time prior to the closing of the polls at the Special Meeting by written notice to the Trust prior to the Meeting; execution of a subsequent proxy that is presented at the Meeting, or casting your vote in person at the Special Meeting. All proxies received in proper form will be voted at the Special Meeting in accordance with the instructions thereon or, if no instruction is given, will be voted in accordance with the recommendations of the Board of Trustees. By executing the Proxy Ballot Card, you are also conferring on the persons named on the Proxy Ballot Card the authority to vote on all matters not specifically noticed which may properly come before the Meeting. Neither the Board of Trustees nor the officers of the Trust are currently aware of any matters to be presented at the Special Meeting other than those identified in the Notice of Special Meeting. If, however, a quorum is not achieved on the scheduled date of the Special Meeting, or in the event that the number of votes sufficient to approve the proposal set forth in the notice of meeting are not obtained by such date, the persons named as proxies on the Proxy Ballot Card will vote in favor of any adjournment proposed to permit further solicitation of proxies.

Annual Report.    Copies of the Trust’s most recent Annual and Semi-Annual Reports to its shareholders are available without charge, upon request, by writing to the Trust’s office located at 570 Lexington Avenue, New York, New York 10022 or calling (800) 245-9888.

PROPOSAL
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Summary and Introduction.
Since the commencement of the Trust’s operations in 1998, the Trust and its Portfolios have been provided with investment management services by Rochdale Investment Management LLC (“Rochdale” or the “Advisor”) or its predecessor company. In connection with a planned restructuring of Rochdale’s ownership structure, the Trust’s Board of Trustees (“Board”) has approved a new investment advisory agreement (“Proposed New Agreement”) to replace the contract (“Current Contract”) pursuant to which Rochdale currently serves. The Special Meeting is being held to obtain the approval of the Trust’s shareholders for the Proposed New Agreement. In order to ensure that the provision of advisory services to the Portfolios is not disrupted pending shareholder action, the Trust will enter into an interim advisory agreement with Rochdale (“Interim Agreement”)1 that will become effective at the same time as the restructuring.

Except as discussed below and indicated in Appendix A, all of the provisions of the Proposed New Agreement are the same as those included in the Current Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED NEW AGREEMENT

Board Consideration of the Proposed Agreement. On May 18, 2005, the Board, including a majority of those Trustees (“Independent Trustees”) who are not “interested persons” of the Trust within the meaning of the Investment Company Act considered and approved the Interim Agreement and, subject to the approval of the Trust’s shareholders, the Proposed New Agreement. The Trustees reached their decision with respect to the Proposed New Agreement unanimously, and after reviewing such information as they deemed necessary and appropriate to the exercise of their reasonable business judgment. Based on their finding that the terms and conditions of the Proposed New Agreement are fair and reasonable, that Board approved such agreement and recommends that the shareholders vote in favor of its approval.

In approving the Proposed New Agreement, the Board took in account the Board’s recent decision, taken in conformity with the Board’s annual review of the Trust’s investment advisory arrangements at a meeting of the Board held on March 9, 2005, to continue the Current Contract and the factors underlying that decision. The Board reviewed the conclusions (more fully discussed below) reached by the Board in continuing the Current Contract at its March meeting and determined that the conclusions reached in March continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed New Agreement.

The Board also considered supplementary information relating, into particular, to the planned restructuring of Rochdale’s ownership, which served to update previously supplied data and materials. In this regard, the Board considered the Advisor’s representations and assurances to the effect that: (1) the duties and responsibilities of the Advisor will not be diminished relative to those set forth in the Current Agreement; (2) the management structure of the Adviser will not be materially changed and the same personnel will be providing the same services to the Trust; (3) the level and quality of advisory services provided to the Trust will not be materially affected as a result of the planned restructuring of Rochdale’s ownership or the implementation of the Proposed New Agreement; (4) the investment advisory fee to which Rochdale will be entitled under the Proposed New Agreement and the structure of such fee will remain unchanged under the terms of the Proposed New Agreement; and (5) other than the circumstances of the planned restructuring, the factors underlying the conclusions reached by the Board in connection with the continuation of the Current Contract at its March meeting were materially unchanged during the three months since the March meeting.

1 The terms and conditions of the Interim Agreement, which may remain in effect for no more then 150 days, are identical to those of the Current Contract except that fees earned by Rochdale under its terms must be held in escrow pending shareholder action on the Proposed New Agreement. Further information about the Interim Agreement appears under “Other Matters” in this proxy statement.

As already noted, conclusions reached by the Board in connection with the Board’s annual review of investment advisory arrangements were a factor in the Board’s decision to approve the Proposed New Agreement. The following is a summary of the matters considered, and the conclusions reached, during such annual review.

In reviewing the nature, extent and quality of advisory services that the Advisor provides, the Board considered the performance of the Portfolios relative to their respective benchmarks and Rochdale’s disciplined investment methodologies (including the proprietary investment models and quantitative analysis made available to the Portfolios by Rochdale). The Board also considered Rochdale’s commitment to building its investment and overall management capabilities, as demonstrated by recent staff additions in both the investment and compliance areas. The Board concluded that the performance achieved by the Advisor, as well as the overall quality of the services provided by the Advisor to the Portfolios, is comparable to the performance achieved by, and services provided to, other funds of comparable size and managed in accordance with similar objectives. In reaching this conclusion, the Board considered publicly available information assembled by a third-party service provider about the performance of comparable funds managed by other investment advisors (“peer group”). While the Board found such comparisons to be useful as an indication of the range of fees and services in the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios including the extent to which financial planners and other financial intermediaries use the Portfolios as vehicles for implementing asset allocation strategies and the substantial portion of the Trust’s shareholders who are Rochdale clients.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and profits realized by Advisor, the Board considered information relating to advisory fee revenues and those expenses borne by the Advisor and associated with the provision of investment advisory services to the Portfolios (including allocations of the Advisor’s personnel and overhead costs). Although not quantified, the Advisor’s right to be reimbursed for expenses voluntarily assumed by the Advisor under certain circumstances (and the extent to which this may delay the realization of economies of scale by the Portfolios), the extent to which the Advisor or its affiliates benefit from the increased order flow due to the use by the Trust of the Advisor’s affiliated broker dealer in the trading process and the participation of the Advisor and its affiliated broker in distribution related revenues, were also considered by the Board as benefits realized by the Advisor as a result of its relationship with the Trust. The Board concluded that, in light of the increase in expenses associated with the management of a mutual fund such as the Trust, the increased financial commitment made by Rochdale to its investment advisory business and Rochdale’s continuing commitment to “cap” the expenses of the Portfolios, the rate at which the Advisor is compensated for its services is reasonable and the Advisor’s profit level is not excessive. The Board also concluded that the terms of the Proposed New Agreement would maintain the economic relationship between the Trust and the Adviser that exists under the Current Agreement. In reaching this conclusion, the Board considered certain publicly available information about fees and expenses incurred by comparable funds managed by other investment advisors (“peer funds”). While the Board found such comparisons to be useful as an indication of the range of costs borne by other funds within the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios. The Board also was informed with respect to fees charged by Rochdale to other institutional, pension and individual accounts (“private accounts”) managed by Rochdale. The Board distinguished the fee structures of private accounts from that of the Trust in light of the regulatory framework within which mutual funds, such as the Trust, operate, and the expenses incurred by the Advisor in order to ensure compliance with such regulations.

Summary Comparison of the Trust’s Investment Advisory Contracts. Although the Proposed New Agreement has been updated in certain respects, the Proposed New Agreement is designed to continue the economic relationship between the Trust and the Advisor that exists under the Current Agreement; implementation of the Proposed New Agreement will not increase or decrease the compensation to which Rochdale is entitled for its investment advisory services. Further, except as specifically indicated in Appendix A and discussed below, all of the provisions of the Proposed New Agreement are the same as those included in the Current Contract.

Under both the Current Contract and the Proposed New Agreement, the Advisor is responsible for (i) furnishing the Trust with advice and recommendations with respect to the investment of the Trust’s assets and the purchase and sale of portfolio securities for the Trust; (ii) managing and overseeing the investments of the Trust, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) voting proxies for the Trust; (iv) maintaining certain books and records required to be maintained by the Trust; (v) making decisions to buy and sell securities for the Trust, for broker-dealer selection, and for negotiation of brokerage commission rates; and (vi) providing reports to the Board of Trustees, as requested by the Board. The Current Contract effectively provides that the Fund will be responsible for all expenses associated with its operation other than those specifically assumed by the Advisor; the expenses assumed by the Advisor under the Current Contract include the provision of certain office space, personnel and equipment, as well as certain printing expenses. The Proposed New Agreement provides that the Adviser will be responsible for providing the personnel, office space and equipment reasonably necessary for the maintenance of the Fund’s principal office as well as the expenses associated with the performance of the Advisor’s investment advisory services. Because responsibility for printing expenses is addressed in the Trust’s share marketing plan, which was adopted by the Trust at its inception, the Proposed New Agreement omits the prior reference.

The Proposed New Agreement also includes language that continues to allow the Trust to reimburse the Advisor for expenses of the Trust that are assumed by the Advisor under the terms of any voluntary or contractual fee limitation agreement. This provision expressly allows for reimbursement of expenses assumed by the Advisor in accordance with the terms of the Current and Interim Agreements.

Both the Current Contract and the Proposed New Agreement provide that the Advisor will not be liable for any act or omission in connection with the services that it provides to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement. Each agreement also provides that it may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Board; by a vote of the majority of the outstanding voting securities of the Trust, or by the Advisor. As required under the Investment Company Act, each agreement also provides: (i) for its automatic termination in the event of an assignment; and (ii) after an initial two year period, for its continuation from year to year provided such continuation is approved by the Independent Trustees as well as by the Board or by a vote of the holders of a majority of the outstanding shares of the Trust. As indicated above, the Current Contract was last approved for continuance by the Board on March 9, 2005. It was originally approved by the Trust’s initial shareholder on July 7, 1998 and was most recently approved by the initial shareholder of the Darwin Portfolio on December 30, 2004.

Further information about the Restructuring. Rochdale will remain a wholly-owned subsidiary of Rochdale Corporation until the closing of the restructuring transaction (“Closing Date”). Effective on that date a plan for restructuring the ownership of Rochdale and certain other subsidiaries of Rochdale Corporation will be implemented. The restructuring will not result in any change in the services provided to the Trust or the Portfolios, the investment advisory or management team that provide them or the actual control of the Advisor’s operations or management. Notwithstanding the continuity of management and control within Rochdale contemplated under the restructuring plan, Rochdale was advised that under the Investment Company Act, the restructuring could be viewed as a constructive “assignment” by Rochdale of the Current Contract. It is for this reason that Rochdale determined to submit a Proposed New Agreement to the Trust in the manner contemplated under Section 15 of the Investment Company Act and Rule 15a-4 thereunder. Taken together, these provisions require shareholder approval of investment advisory contracts but permit an advisor to provide advisory services pending shareholder approval under certain circumstances.

The ownership restructuring involves the transfer by Rochdale Corporation (“Parent”) of 100% of its interest in Rochdale to a newly established limited liability company (“Holdings”). Thereafter, certain of Rochdale’s senior officers will acquire voting securities issued by Holdings and, as a result, indirect ownership interests in Rochdale.

The table below illustrates the ownership structure of Rochdale before and after the restructuring. Other than as shown, no one shareholder owns more than 5% of the Parent.

Beneficial Owner	Percentage Interest in Parent		Percentage Interest in Holdings		Percentage Interest in Advisor
	(before)	(after)	(before)	(after)	(before)	(after)
Rochdale Corporation	N/A	N/A	N/A	51%	100%	0%
Holdings	N/A	N/A	N/A	N/A	0%	100%
Carl Acebes	80%	93%	N/A	0%	0%	0%
Garrett D’Alessandro	13%	0%	N/A	45%	0%	0%
John Buckley	0%	0%	N/A	4%	0%	0%

Management of the Trust

Officers of the Trust and the Advisor.  As previously noted, Rochdale has served as the Trust’s investment advisor since 1998. Rochdale’s principal business address is 570 Lexington Avenue, New York, NY 10022-6837. The officers of the Trust, together with the Advisor, are responsible for the day-to-day operations of the Trust. The individuals who serve in these capacities, together with their affiliation with the Advisor, as applicable, are set forth in the table below.

	Position(s) with the Trust	Position with the Advisor
Carl Acebes	Chairman and Trustee of the Trust	Chairman and Chief Investment Officer of Rochdale
Garrett R. D’Alessandro	President and Secretary	President, Chief Executive Officer and Director of Research
Jane F. Molbert	Treasurer	Vice President, Finance
Kurt Hawkesworth,	Chief Compliance Officer	General Counsel and Chief Compliance Officer

For its services to the Trust during the fiscal year ended December 31, 2004, the Advisor received the following fees from the respective Portfolios.

Portfolio	Fee Rate	Fee Amount[2]
Rochdale Large Growth Portfolio	0.50%	$90,485
Rochdale Large Value Portfolio	0.50%	$118,464
Rochdale Mid/Small Growth Portfolio	0.50%	$109,499
Rochdale Mid/Small Value Portfolio	0.50%	$116,436
Rochdale Atlas Portfolio	1.00%	$438,395
Rochdale Dividend & Income Portfolio	0.65%	$107,144
Rochdale Intermediate Fixed Income Portfolio	0.40%	$41,606
Rochdale Darwin Portfolio	0.95%	$(288)

Principal Underwriter.  RIM Securities LLC, which is also located at 570 Lexington Avenue, New York, New York, 10022 serves as principal underwriter for the Trust.

Administration, Fund Accounting and Related Services.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Trust’s administrator, transfer agent and dividend disbursing agent. U.S. Bank, N.A., PO Box 1118, Mail Location CN-OH-WGTC, Cincinnati, OH 45201-1118 serves as custodian of the Trust’s cash and securities.

Independent Public Accountants.  Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has served as the independent public accountant for the Trust for each of the past two fiscal years to perform audit services, audit-related services and tax services for the Trust. “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each fiscal year. “Audit-related services” refer to the assurance and related services by the accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed by Tait, Weller & Baker for each of the last two fiscal years for such services. During the periods shown, Tait, Weller & Baker has not provided any other audit, accounting or other services to the Trust.

	Audit Fees (For year ending 12/31/03)	Audit Fees (For year ending 12/31/04)
Fees for Audit Services	$60,500	$68,000
Fees for Audit-Related Services	None	None
Fees for Tax Services	$14,000	$15,000
All Other Fees	None	None

2 These amounts reflect the actual sums received by the Advisor, taking into account certain fee waivers and expense reimbursements. As described in the Prospectus, the Advisor has contractually agreed to limit the expenses of the Portfolios at various levels through July 9, 2006.

Before an auditor is engaged by the Trust to render audit services, the Audit Committee is required, under the provisions of its charter, to review and approve such engagement. In addition, the charter requires that the Audit Committee review and approve in advance any proposal (with limited exceptions) for any engagement pursuant to which the independent public accountant is employed to render “permissible non-audit services” to the Trust. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by regulations adopted by the Securities and Exchange Commission.3   Tait, Weller & Baker has not provided any non-audit related services to the Trust during the periods shown in the table above. The charter also requires Audit Committee review and approval of any proposal pursuant to which the Trust’s independent public accountant would render non-audit services to certain affiliates of the Trust (including the Advisor), if such engagement would relate directly to the operations and financial reporting of the Trust. During the periods shown in the table above, Tait, Weller & Baker has not provided to any such affiliate any services that are subject to such review. All of the principal accountant’s hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

OTHER MATTERS

Interim Agreement. Under the terms of the Interim Agreement, Rochdale will provide services to the Trust on the same terms and conditions as it does under the Current Contract, except that as required by Rule 15a-4 under the Investment Company Act, the compensation earned by Rochdale under the contract will be held in an interest bearing escrow account. If a majority of the Trust’s outstanding voting securities approve the Proposed New Agreement, then the amount in the escrow account (including any interest earned) will be paid to Rochdale. If a majority of the Trust’s outstanding voting securities do not approve the Proposed New Agreement, then Rochdale will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). Any remaining amounts in the escrow account will be returned to the Trust.

Abstentions and “Broker Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and for which proxies are returned indicating that the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists. However, abstentions and broker non-votes with respect to any matter brought to a vote at the Meeting will be treated as negative votes with respect to any matter that requires approval of a certain number of affirmative votes. The persons named in the Proxy may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

3 Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker-dealer, investment advisor, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

Affiliated Brokerage.
The following brokerage commissions were paid by the Portfolios for the year ended December 31, 2004:

Large Growth Portfolio		Atlas Portfolio
Affiliated	$3,892	Affiliated	$31,571
Non-Affiliated	$0	Non-Affiliated	$173,978

Large Value Portfolio		Dividend & Income Portfolio
Affiliated	$13,967	Affiliated	$14,497
Non-Affiliated	$0	Non-Affiliated	$0

Mid/Small Growth Portfolio		Intermediate Fixed Income Portfolio
Affiliated	$9,741	Affiliated	$596
Non-Affiliated	$0	Non-Affiliated	$0

Mid/Small Value Portfolio		Darwin Portfolio
Affiliated	$17,807	Affiliated	$970
Non-Affiliated	$0	Non-Affiliated	$0

Ownership of the Trust. As of the Record Date, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of the Trust. The following table sets forth those persons who, to the knowledge of the Trust and as of the close of business on the Record Date, held, beneficially, more than five percent of the outstanding shares of any Portfolio of the Trust.

Fund Name	Shareholder Name	Address	No. of Shares Held as of Record Date	% held as of Record Date
Rochdale Darwin Portfolio	Rochdale Investment Management LLC	570 Lexington Avenue New York, NY 10022-6837	20,000.000	12.34%

Rochdale Darwin Portfolio	Rochdale Corporation	570 Lexington Avenue New York, NY 10022-6710	19,546.521	12.06%

Rochdale Darwin Portfolio	Jerry Roland	P.O. Box 2052 Jersey City, NJ 07303-2052	11,000.267	6.79%

Shareholder Proposals. The Declaration of Trust and Bylaws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold annual meetings. Shareholder proposals and shareholder recommendations with respect to nominations to the Board, that are received by the Trust at least 90 days before the date of any shareholder meeting held, and which satisfy all applicable federal and state requirements for inclusion in a proxy statement, will be considered by the Trust.

July 11, 2005

Appendix A

ROCHDALE INVESTMENT TRUST
INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the           day of                     by and between ROCHDALE INVESTMENT TRUST, a Delaware business trust (hereinafter called the “Trust”), on behalf of the series of the Trust named in Appendix A to this Agreement (each a “Fund” or the “Funds”) and Rochdale Investment Management ~~Inc.~~LLC, a Delaware ~~corporation~~ limited liability company (hereinafter called the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-ended management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund~~i~~s are each a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Advisor, or its predecessors, have continuously provided investment advisory services to the Trust since its inception pursuant to the terms of an investment advisory agreement that first became effective on July 7, 1998 (the “1998 Agreement”) and the terms of a temporary interim investment advisory agreement which became effective on [the closing date] (the “Interim Agreement”); and

WHEREAS, the Trust desires to ensure that the provision of services to the Funds by the Advisor is not interrupted and that the existing economic relationship between the Advisor and the Trust is maintained, and the Advisor continues to render advice and services to the Funds pursuant to terms and provisions that are the same as those of the Prior Agreement; and

~~Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;~~

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.  Appointment of Advisor. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.   Duties of Advisor.

(a)    General Duties. The Advisor shall act as investment advis~~o~~er to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of each of the Funds as set forth in the Fund~~’~~s’ and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund~~’~~s’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Fund~~’~~s’ assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file Section 13 ownership reports for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by ~~the~~each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the ~~Fund~~Trust; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of ~~the~~each Fund’s assets ~~which the Fund’s administrator or distributor or the officers of the Trust may reasonably re~~ as may bereasonably requested by the Trust; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)    Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for ~~the~~each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates.~~, provided that t~~The Advisor ~~shall not~~may, consistent with its obligations hereunder, direct orders to an affiliated person of the Advisor ~~without general prior authorization to use such affiliated broker or dealer for the Trust’s Board of Trustees~~. The Advisor’s primary consideration in effecting a securities transaction will be ~~execution at~~to obtain the most favorable price and execution available. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of ~~the~~each Fund on a continuing basis. The price to ~~the~~a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused ~~the~~a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. ~~The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.~~

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold  in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

3.    Representations of the Advisor.

(a)    The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

(b)    The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)    In performance of its duties hereunder, ~~T~~the Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

4.    Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.    Advisor’s Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6.    Expenses.

(a)    With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the ~~operation of the Fund,~~ maintenance of the Trust’s principal office, (ii) the expenses associated with the performance of its services hereunder, other than the expenses assumed by other service providers to the Trust (including affiliates of the Advisor);~~of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders),~~and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of ~~the~~anyFund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)    The ~~Fund~~Trust is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest changes on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund~~’~~s’ shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)    The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor’s own advisory fee.

(d)    To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay hereunder are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.    Investment Advisory and Management Fee.

(a)    Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, an~~d~~ annual management fee, computed on the value of the net assets of the Fund as of the close of business each day, at the rate set forth in Appendix A.

(b)    The management fee shall be accrued daily by each Fund and paid to the Advisor on or before the tenth business day of the succeeding month.

(c)    The initial fee under this Agreement shall be payable on or before the tenth business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)    The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the applicable Fund and as required under any expense limitation applicable to a Fund.

(e)    The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. ~~Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.~~

(f)    Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap, under this Agreement or either of the 1998 Agreement or Interim Agreement, shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund’s payment of current expenses if so requested by the Advisor even if such practice may require the Advisor to waive, reduce or absorb current Fund expenses.

(g)    The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.    No Shorting; No Borrowing. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund~~’~~s’ assets in connection with any borrowing not directly for ~~the~~such Fund’s benefit. For this purpose, failure to pay any amount due and payable to ~~the~~a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.    Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or ~~the~~any Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over ~~the~~each Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.    Reports and Access. The Advisor agrees to supply such information to the ~~Fund’s~~Trust’s administrator and to permit such compliance inspections by the ~~Fund’s~~Trust’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11.    Advisor’s Liabilities and Indemnification.

(a)    The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in ~~the~~each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b)    The Advisor shall be liable to ~~the~~each Fund for any loss (including brokerage charges) incurred by ~~the~~that Fund as a result of any improper investment made by the Advisor.

(c)    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

(d)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)    No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.    Non-Exclusivity; Trading for Advisor’s Own Account. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Trust’s Board of Trustees.

13.    Term.

(a)    This Agreement shall become effective ~~at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933~~as of the date first written above and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the ~~Fund~~Trust at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities,”“assignment” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b)    The ~~Fund~~Trust may use the name “Rochdale” or any name derived from or using the name “Rochdale” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and each Fund shall cease to use such a name or any other name connected with the Advisor.

14.    Termination~~; No~~ And Assignment.

(a)    This Agreement may be terminated by the Trust on behalf of ~~the~~any Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to a Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the ~~Fund’s~~Trust’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the ~~Fund~~Trust maintained by the Advisor on behalf of the ~~Fund~~Trust.

(b)    This Agreement shall terminate automatically in the event of any ~~transfer or~~ assignment thereof, as defined in the Investment Company Act.

15.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16.    Notice of Declaration of Trust. The Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

17.    Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

18.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment ~~Advisors~~Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ROCHDALE INVESTMENT TRUST	ROCHDALE INVESTMENT MANAGEMENT LLC
By: ________________________	By: _______________________
(Name and Title)	(Name and Title)

APPENDIX A

Series of the Rochdale Investment Trust covered by this Agreement

Series	Management Fee (as a percentage of average daily net assets)
Rochdale Large Growth Portfolio	0.50%
Rochdale Large Value Portfolio	0.50%
Rochdale Mid/Small Growth Portfolio	0.50%
Rochdale Mid/Small Value Portfolio	0.50%
Rochdale Atlas Portfolio	1.00%
Rochdale Dividend & Income Portfolio	0.65%
Rochdale Intermediate Fixed Income Portfolio	0.40%
Rochdale Darwin Portfolio	0.95%

[FRONT OF CARD]	TO VOTE YOUR PROXY

PROXY TABULATOR __________________ __________________
THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy Ballot Card at hand.
TELEPHONE: Call 1-________ and follow the simple instructions.
INTERNET: Go to and follow the on-line instructions.
MAIL: Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, do not mail your proxy.

****  CONTROL NUMBER: 999 999 999 999 99          ****

ROCHDALE INVESTMENT TRUST	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ROCHDALE INVESTMENT TRUST

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS -- August 11, 2005

The undersigned hereby appoints as proxies Garrett R. D’Alessandro and Jane F. Molbert, and each of them (with full power of substitution), to vote all shares of the undersigned in the Rochdale Investment Trust at the Special Meeting of Shareholders to be held at 10:00 a.m. on August 11, 2005, at the offices of the Trust, 570 Lexington Avenue, New York, New York 10022 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

Date ______________________________, 2005

Signature (owner, joint owners, trustee, custodian, etc.) (Sign in the Box)

Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

If you have any questions regarding this proxy, please call 1-800-245-9888.

[BACK OF CARD]

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

Please fill in box(es) as
shown using black or blue
ink or a number 2 pencil. ☒
PLEASE DO NOT USE
FINE POINT PENS.

To approve the Investment Advisory Agreement with Rochdale Investment Management.

FOR	AGAINST
☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BALLOT CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.